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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file
number                                 811-05426

AIM Investment Funds (Invesco Investment Funds)*

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 2500 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 5/31

Date of reporting period: 5/31/10

*	Fund included is Invesco Global Advantage Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders May 31, 2010

Invesco Global Advantage Fund

Formerly Morgan Stanley Global Advantage Fund

2	Performance Summary
2	Management Discussion
4	Long-Term Fund Performance
6	Letter to Shareholders
7	Supplemental Information
8	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Approval of Investment Advisory and Sub-Advisory Agreements
23	Tax Information
24	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Fund Performance
Performance summary
This is the annual report for Invesco Global Advantage Fund for the 12-month reporting period ended May 31, 2010. On June 25, 2010, after the close of the reporting period, the Fund’s management team and investment strategy changed.
     For the reporting period, all share classes of Invesco Global Advantage Fund, at net asset value, produced double-digit gains and outperformed the MSCI World Index. Relative to the index, stock selection across the consumer staples, health care, energy and consumer discretionary sectors was the key driver of outperformance. In contrast, holdings in the materials, telecommunication services and industrials sectors were a drag on both relative and absolute results. Relative results also benefited from the Fund’s exposure to strong performing small-cap and emerging market stocks, segments of the market not represented in the MSCI World Index.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 5/31/09 to 5/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.86%
Class B Shares	16.94
Class C Shares	16.89
Class Y Shares*	18.04
MSCI World Index▼ (Broad Market/Style-Specific Index)	13.65
Lipper Global Multi-Cap Growth Funds Index▼ (Peer Group Index)	18.57

▼	Lipper Inc.

*	On June 1, 2010, the Fund’s former Class I shares were reorganized as Class Y shares.
How we invest
The following information describes the Fund’s investment strategy for the 12 months ended May 31, 2010.
     The Fund’s portfolio is constructed on a bottom-up basis, with individual stocks selected based on where we find the most attractive opportunities. We employ a highly selective investment approach, in which we seek competitively advantaged companies benefiting from secular forces or trends, with earnings growth which we believe are sustainable over a five-year period. Competitively advantaged companies include those that possess valuable intangible assets, customers that face high switching costs, and difficult-to-replicate cost structures or scale advantages. We tend to avoid companies that are overly reliant on favorable economic conditions or high commodity prices for their growth, as well as those that are overly reliant on one product, customer or supplier. Given the difficulty of both finding such unique companies and purchasing their shares at reasonable valuations, the Fund typically holds only 40 to 70 companies at a time and has experienced a historical turnover rate of roughly 20% per year. Finally, portfolio construction plays an important role in risk management. As such, we limit the Fund’s exposure to any one country (except the U.S.), the emerging markets, industry or security.
     While we have a long-term investment horizon and the Fund has experienced low turnover, there are several factors that may cause us to trim an existing position or sell out of a position entirely, including:
■	Concern about a company’s ability to sustain above-average rates of growth in the near term.

■	Excessive valuations.

■	Identification of a higher conviction idea.
Market conditions and your Fund
After rallying for much of 2009 on prospects for improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate1 in 2009, investors continued to worry about high unemployment and a still-weak housing market. In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. Fears of potential overheating in emerging market economies, coupled with fears of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks on an individual basis. Overall, for the reporting period, the Fund delivered strong double-digit gains that, at net asset value, exceeded those of the Fund’s benchmark, the MSCI World Index.
     From a sector perspective, outperformance versus the MSCI World Index came from the consumer staples, health care, energy and consumer discretionary sectors. In each sector, favorable stock selection was a key driver of outperformance. In the consumer staples sector, particular strength was
Portfolio Composition
By sector

Health Care	26.6%
Information Technology	18.9
Financials	16.3
Consumer Staples	14.2
Industrials	9.2
Consumer Discretionary	6.9
Telecommunication Services	4.0
Materials	1.4
Energy	1.2
Money Market Funds
Plus Other Assets Less Liabilities	1.3
Top 10 Equity Holdings*

1. Apple, Inc.	4.1%
2. Intertek Group PLC	3.5
3. Fresenius Medical Care AG & Co. KGaA	3.2
4. Li & Fung Ltd.	3.0
5. C. R. Bard, Inc.	2.8
6. Amphenol Corp.	2.8
7. SABMiller PLC	2.7
8. PepsiCo, Inc.	2.6
9. Daito Trust Construction Co., Ltd.	2.6
10. Prudential Financial, Inc.	2.5
Top 5 Countries

1. United States	35.9%
2. United Kingdom	14.3
3. Germany	7.9
4. Japan	6.8
5. Israel	4.1

Total Net Assets	$121.8 million

Total Number of Holdings*	47
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
2     Invesco Global Advantage Fund

seen in the food, beverage and tobacco industry. Top performers included China Yurun Food Group and SABMiller. The Fund’s only energy holding, China Shenhua Energy, performed well, contributing to both absolute and relative results. In the health care sector, significant outperformance was driven by solid stock selection across the pharmaceutical and biotechnology industries. Top contributors included South Africa-based Aspen Pharmacare Holdings and U.K.-based Shire.
     In broad geographic terms, all regions in which the Fund invested delivered double-digit absolute gains over the reporting period. Versus the MSCI World Index, portfolio holdings in Europe comfortably outperformed versus the European component of the benchmark. Exposure in emerging markets, not represented in the index, also helped as these markets saw gains over the reporting period. Holdings in China, South Africa, Mexico and Thailand were key contributors in this segment of the market. Underweight exposure and strong stock selection in Japan contributed favorably to both relative and absolute results as well. In contrast, relative gains were modestly offset by the negative influence of underweight exposure to the U.S., which was one of the better performing countries during the period.
     In addition to solid stock selection from both a sector and regional perspective, the Fund’s results also were supported by favorable allocation in the small-cap universe, a segment of the market which experienced a sharp rebound over the reporting period. The Fund’s mid- and small-cap overweight position versus the MSCI World Index, which maintains a large-cap focus, was a key contributor to relative outperformance as well.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble and rising unemployment could impede economic growth, while massive fiscal and monetary stimulus could promote economic growth. Given the difficulty of forecasting the direction of the economy and calling inflection points, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view. Over the course of the fiscal year, among the stocks we sold for valuation reasons were three consumer-related names: Danone, Adidas and Esprit.
     We thank you for continuing to place your trust in Invesco Global Advantage Fund.
1 Bureau of Economic Analysis
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Eddie Ramos, Eve Glatt and Carlos Garcia-Tunon, who managed the Fund for the 12 months covered by this report, left the team on June 25, 2010, after the close of the fiscal year.
Matthew Dennis, Rob Lloyd, Barrett Sides and Clas Olsson joined the Fund’s management team on June 25, 2010, after the close of the fiscal year.
3     Invesco Global Advantage Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes
Fund data from 2/25/98 and index data from 2/28/98

1   Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.
4     Invesco Global Advantage Fund

Average Annual Total Returns
As of 5/31/10, including maximum applicable sales charges

Class A Shares
Inception (2/25/98)	0.28%
10 Years	-2.08
5 Years	1.59
1 Year	11.32
Class B Shares
Inception (2/25/98)	0.25%
10 Years	-2.12
5 Years	1.63
1 Year	11.94
Class C Shares
Inception (2/25/98)	0.00%
10 Years	-2.27
5 Years	1.97
1 Year	15.89
Class Y Shares*
Inception (2/25/98)	0.98%
10 Years	-1.29
5 Years	3.00
1 Year	18.04

*	On June 1, 2010, the Fund’s former Class I shares were reorganized as Class Y shares.
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (2/25/98)	0.89%
10 Years	-2.34
5 Years	3.05
1 Year	44.20
Class B Shares
Inception (2/25/98)	0.86%
10 Years	-2.38
5 Years	3.12
1 Year	46.62
Class C Shares
Inception (2/25/98)	0.63%
10 Years	-2.51
5 Years	3.49
1 Year	50.61
Class Y Shares*
Inception (2/25/98)	1.61%
10 Years	-1.54
5 Years	4.52
1 Year	53.28

*	On June 1, 2010, the Fund’s former Class I shares were reorganized as Class Y shares.
The returns shown are those of the Class A, Class B, Class C and Class I shares of the predecessor fund, which was not offered by the Fund. The predecessor fund was advised by Morgan Stanley Investment Advisors, Inc. On June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares of the Fund, respectively. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the issue date of this report for Class A, Class B, Class C, and Class Y shares was 1.39%, 2.14%, 2.14% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
5     Invesco Global Advantage Fund

Letter to Shareholders
Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended May 31, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of Invesco’s June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco Funds family.
     At Invesco, we are committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
Welcome to Invesco
If your Invesco account is directly registered with us, you should have already received a shareholder guide titled, “Welcome to Invesco.” If you didn’t receive a copy, an electronic version is available at invesco.com/us. This comprehensive guide answers many frequently asked questions, outlines the services we offer and explains how to contact us. It also includes important information about how you can contribute to your account or redeem your shares, how you can track the progress of your investments, how to read your quarterly statements, and more. Of course, whether you hold your account with Invesco or with a brokerage firm, your financial adviser is your best resource and should be able to answer any questions you have.
     Remember that while some things have changed — such as the name of your Fund — the important things have not. For example, you’ll continue to work with the same financial adviser with whom you’ve worked in the past, and your fund’s strategy and investment objective are unchanged.
Taking our business forward
I believe the integration of Morgan Stanley’s retail asset management business into Invesco offers great benefits to you. The combination will allow us to better serve you through:
■	A continued commitment to investment excellence.

■	Greater breadth and depth of investment capabilities.

■	Organizational strength that allows us to pursue efficiencies.
     Short-term market conditions can change from time to time, sometimes suddenly. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
6     Invesco Global Advantage Fund

Invesco Global Advantage Fund’s investment objective is long-term capital growth.
■	Unless otherwise stated, information presented in this report is as of May 31, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.
■	Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risk associated with investments in foreign developed countries. Hedging the Fund’s currency risk through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is addition risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.
About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index considered representative of global multi-cap funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	GADAX
Class B Shares	GADBX
Class C Shares	GADCX
Class Y Shares	GADDX
7     Invesco Global Advantage Fund

Schedule of Investments

May 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.72%
Australia–2.11%
Computershare Ltd.	280,813	$2,569,303

Bermuda–3.89%
Axis Capital Holdings Ltd.	90,884	2,762,874

China Yurun Food Group Ltd.(a)	747,000	1,973,398

		4,736,272

Brazil–1.18%
Cielo S.A.	172,600	1,441,306

China–1.23%
China Shenhua Energy Co. Ltd.–Class H(a)	376,500	1,501,109

Finland–0.99%
Vacon Oyj	32,057	1,209,617

France–3.80%
Ipsen S.A.	47,152	1,968,843

Sodexo	47,528	2,668,433

		4,637,276

Germany–7.88%
Fresenius Medical Care AG & Co. KGaA	78,093	3,890,988

United Internet AG(b)	217,800	2,764,558

Wirecard AG	288,020	2,943,167

		9,598,713

Hong Kong–2.99%
Li & Fung Ltd.(a)	820,040	3,640,195

Ireland–2.27%
ICON PLC–ADR(b)	99,400	2,765,308

Israel–4.11%
Strauss Group Ltd.	132,104	1,929,117

Teva Pharmaceutical Industries Ltd.–ADR	56,100	3,075,402

		5,004,519

Japan–6.82%
Daito Trust Construction Co., Ltd.	62,600	3,150,551

EPS Co., Ltd.	1,050	2,440,245

Unicharm Petcare Corp.	65,100	2,719,702

		8,310,498

Mexico–1.52%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR(c)	43,900	1,851,702

Netherlands–2.00%
QIAGEN N.V.(b)	115,600	2,436,848

South Africa–1.85%
Aspen Pharmacare Holdings Ltd.(b)	214,638	2,252,865

South Korea–1.75%
NHN Corp.(b)	14,784	2,127,576

Spain–3.75%
Banco Santander S.A.	221,337	2,246,447

Telefonica S.A.	121,184	2,321,422

		4,567,869

Thailand–1.73%
Kasikornbank PCL–NVDR	807,400	2,107,586

United Kingdom–14.30%
Intertek Group PLC	210,028	4,308,961

Man Group PLC	507,640	1,701,509

SABMiller PLC	117,979	3,320,130

Shire PLC	130,915	2,686,450

Standard Chartered PLC	110,670	2,613,524

Telecity Group PLC(b)	505,715	2,795,518

		17,426,092

United States–34.55%
Amphenol Corp.–Class A	79,100	3,353,840

Apple, Inc.(b)	19,411	4,991,733

C.R. Bard, Inc.	42,600	3,449,322

Corrections Corp. of America(b)	95,500	1,900,450

EnergySolutions Inc.	221,300	1,383,125

FTI Consulting, Inc.(b)	55,900	2,390,284

Gilead Sciences, Inc.(b)	57,700	2,072,584

Monsanto Co.	32,200	1,638,014

NII Holdings Inc.(b)	71,000	2,589,370

PepsiCo, Inc.	50,300	3,163,367

Prudential Financial, Inc.	53,400	3,081,714

Smart Balance, Inc.(b)	396,600	2,371,668

St. Jude Medical, Inc.(b)	67,900	2,535,386

Staples, Inc.	99,200	2,134,784

State Street Corp.	58,300	2,225,311

Thermo Fisher Scientific, Inc.(b)	54,100	2,816,446

		42,097,398

Total Common Stocks & Other Equity Interests (Cost $117,160,382)		120,282,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Global Advantage Fund

	Shares	Value

Money Market Funds–1.37%
Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio–Institutional Class (Cost $1,667,407)(d)	1,667,407	$1,667,407

TOTAL INVESTMENTS–100.09% (Cost $118,827,789)(e)		121,949,459

OTHER ASSETS LESS LIABILITIES–(0.09)%		(106,234)

NET ASSETS–100.00%		$121,843,225

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Security trades on a Hong Kong exchange.
(b)	Non-income producing security.
(c)	Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(d)	See Note 6 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.
(e)	The aggregate cost for federal income tax purposes is $118,822,375. This aggregate gross unrealized appreciation is $16,435,648 and the aggregate gross unrealized depreciation is $13,308,564 resulting in net unrealized appreciation of $3,127,084.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Advantage Fund

Statement of Assets and Liabilities

May 31, 2010

Assets:
Investments, at value (Cost $117,160,382)	$120,282,052

Investments in affiliated money market funds, at value and cost	1,667,407

Total investments, at value (Cost $118,827,789)	121,949,459

Foreign currencies, at value (Cost $28)	25

Receivables for:
Fund shares sold	95

Dividends	209,517

Other assets	24,055

Total assets	122,183,151

Liabilities:
Payables for:
Fund shares reacquired	96,291

Accrued fees to affiliates	152,778

Accrued other operating expenses	90,857

Total liabilities	339,926

Net assets applicable to shares outstanding	$121,843,225

Net assets consist of:
Shares of beneficial interest	$280,701,206

Undistributed net investment income	—

Undistributed net realized gain (loss)	(161,972,711)

Unrealized appreciation	3,114,730

$121,843,225

Net Assets:
Class A	$104,745,466

Class B	$4,472,445

Class C	$12,426,813

Class I	$198,501

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	11,125,747

Class B	514,218

Class C	1,424,883

Class I	20,680

Class A:
Net asset value per share	$9.41

Maximum offering price per share (Net asset value of $9.41 divided by 94.75%)	$9.93

Class B:
Net asset value and offering price per share	$8.70

Class C:
Net asset value and offering price per share	$8.72

Class I:
Net asset value and offering price per share	$9.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Advantage Fund

Statement of Operations

For the year ended May 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $126,017)	$1,948,150

Dividends from affiliates	3,670

Total investment income	1,951,820

Expenses:
Advisory fees	751,740

Administrative services fees	105,508

Custodian fees	27,193

Distribution fees:
Class A	281,814

Class B	58,376

Class C	131,341

Transfer agent fees	346,022

Trustees’ and officers’ fees and benefits	3,606

Professional services fees	99,326

Other	150,544

Total expenses	1,955,470

Less: Fees waived	(2,944)

Net expenses	1,952,526

Net investment income (loss)	(706)

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	4,907,470

Foreign currencies	(111,126)

Foreign currency contracts	107,107

4,903,451

Change in net unrealized appreciation (depreciation) of:
Investment securities	16,803,583

Foreign currencies	(145,219)

Foreign currency contracts	4,528

16,662,892

Net realized and unrealized gain	21,566,343

Net increase in net assets resulting from operations	$21,565,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Advantage Fund

Statement of Changes in Net Assets

For the years ended May 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(706)	$254,852

Net realized gain (loss)	4,903,451	(15,504,657)

Change in net unrealized appreciation (depreciation)	16,662,892	(52,000,568)

Net increase (decrease) in net assets resulting from operations	21,565,637	(67,250,373)

Distributions to shareholders from net investment income:
Class A	(250,486)	(1,074,654)

Class I	(911)	(1,562)

Total distributions from net investment income	(251,397)	(1,076,216)

Share transactions–net:
Class A	(18,036,570)	(19,644,240)

Class B	(2,810,953)	(6,521,084)

Class C	(1,734,643)	(2,295,461)

Class I	18,384	(553,005)

Net increase (decrease) in net assets resulting from share transactions	(22,563,782)	(29,013,790)

Net increase (decrease) in net assets	(1,249,542)	(97,340,379)

Net assets:
Beginning of year	123,092,767	220,433,146

End of year (includes undistributed net investment income of $0 and $228,566, respectively)	$121,843,225	$123,092,767

Notes to Financial Statements

May 31, 2010

NOTE 1—Organization and Accounting Policies

Invesco Global Advantage Fund, formerly Morgan Stanley Global Advantage Fund, (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s objective is to seek long-term capital growth. The Fund was organized as a Massachusetts business trust on October 16, 1997 and commenced operations on February 25, 1998.
  The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.
  On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley (the “Transaction”). In contemplation of the Transaction, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the “Reorganization”), pursuant to which substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the “New Fund”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. On June 1, 2010, the Reorganization was completed and shareholders of the Fund received shares of the New Fund in exchange for their shares of the Fund.
  The following is a summary of significant accounting policies:

A.	Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines

12        Invesco Global Advantage Fund

that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued based on an independent pricing service until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates value.
B.	Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded on the ex-dividend date or as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.
C.	Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.
D.	Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.
E.	Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended May 31, 2010 remains subject to examination by taxing authorities.
F.	Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.
G.	Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

NOTE 2—Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable

13        Invesco Global Advantage Fund

inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.
  The following is the summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total

Common Stocks
Beverages	$5,015,069	$3,320,130	$—	$8,335,199

Biotechnology	2,072,584	—	—	2,072,584

Capital Markets	2,225,311	1,701,509	—	3,926,820

Chemicals	1,638,014	—	—	1,638,014

Commercial Banks	—	6,967,557	—	6,967,557

Commercial Services & Supplies	3,283,575	—	—	3,283,575

Computers & Peripherals	4,991,733	—	—	4,991,733

Distributors	—	3,640,197	—	3,640,197

Diversified Telecommunication Services	—	2,321,422	—	2,321,422

Electrical Equipment	—	1,209,617	—	1,209,617

Electronic Equipment, Instruments & Components	3,353,840	—	—	3,353,840

Food Products	2,371,668	6,622,217	—	8,993,885

Health Care Equipment & Supplies	5,984,708	—	—	5,984,708

Health Care Providers & Services	—	3,890,987	—	3,890,987

Hotels, Restaurants & Leisure	—	2,668,433	—	2,668,433

Information Technology Services	1,441,306	5,512,470	—	6,953,776

Insurance	5,844,588	—	—	5,844,588

Internet Software & Services	—	7,687,652	—	7,687,652

Life Sciences Tools & Services	8,018,602	2,440,245	—	10,458,847

Oil, Gas & Consumable Fuels	—	1,501,109	—	1,501,109

Pharmaceuticals	3,075,402	6,908,158	—	9,983,560

Professional Services	2,390,284	4,308,961	—	6,699,245

Real Estate Management & Development	—	3,150,550	—	3,150,550

Specialty Retail	2,134,784	—	—	2,134,784

Wireless Telecommunication Services	2,589,370	—	—	2,589,370

Total Common Stocks	56,430,838	63,851,214	—	120,282,052

Investment Company	1,667,407	—	—	1,667,407

Total Investments	$58,098,245	$63,851,214	$—	$121,949,459

NOTE 3—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
  The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
  Summarized below are specific types of derivative financial instruments used by the Fund.

14        Invesco Global Advantage Fund

Forward Foreign Currency Contracts

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
  During the year ended May 31, 2010, the value of forward foreign currency contracts opened and closed were $10,504,091 and $26,224,111, respectively.
  The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended May 31, 2010.

Amount of Realized Gain on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency

Foreign Currency Risk	$107,107

Change in Unrealized Appreciation on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency

Foreign Currency Risk	$4,528

NOTE 4—Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.57% to the portion of the daily net assets not exceeding $1.5 billion and 0.545% to the portion of the daily net assets exceeding $1.5 billion.
  Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.
  Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

NOTE 5—Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.
  In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended May 31, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.
  The Distributor has informed the Fund that for the year ended May 31, 2010, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $78, $8,842 and $49, respectively and received $7,479 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

NOTE 6—Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. For the year ended May 31, 2010, advisory fees paid were reduced by $2,944 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $3,670 for the year ended May 31, 2010. During the year ended May 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class aggregated $31,816,370 and $31,770,777, respectively.
  The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2010 aggregated $23,320,406 and $43,289,896, respectively.

15        Invesco Global Advantage Fund

  For the year ended May 31, 2010, the Fund incurred brokerage commissions of $10,836 and $2,236 with Morgan Stanley & Co., Inc. and Citigroup, Inc., respectively, both affiliates of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.
  Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.
  The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

NOTE 7—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Summary of Share Activity

	Year ended		Year ended
	May 31, 2010(a)		May 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	285,166	$2,651,980	508,961	$4,169,835

Class B	45,155	392,802	34,270	255,453

Class C	17,169	149,839	21,943	161,096

Class I	2,199	21,852	4,486	32,627

Issued as reinvestment of dividends:
Class A	24,944	242,455	158,772	1,044,723

Class I	92	911	233	1,562

Automatic conversion of Class B shares to Class A shares:
Class A	23,393	222,248	62,355	506,437

Class B	(25,268)	(222,248)	(67,362)	(506,437)

Reacquired:
Class A	(2,263,388)	(21,153,253)	(3,237,964)	(25,365,235)

Class B	(344,305)	(2,981,507)	(834,947)	(6,270,100)

Class C	(218,678)	(1,884,482)	(342,974)	(2,456,557)

Class I	(456)	(4,379)	(57,013)	(587,194)

Net increase (decrease) in share activity	(2,453,977)	$(22,563,782)	(3,749,240)	$(29,013,790)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 80% of the outstanding shares of the Fund.

NOTE 8—Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Tax Character of Distributions to Shareholders Paid During the Years Ended May 31, 2010 and 2009:

	2010	2009

Ordinary income	$251,397	$1,076,216

16        Invesco Global Advantage Fund

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$3,127,084

Net unrealized appreciation (depreciation) — other investments	(6,940)

Capital loss carryforward	(161,978,125)

Shares of beneficial interest	280,701,206

Total net assets	$121,843,225

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  As of May 31, 2010, the Fund had a net capital loss carryforward of $161,978,125, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

Capital Loss
Expiration	Carryforward*

May 31, 2011	$151,309,627

May 31, 2017	5,188,817

May 31, 2018	5,479,681

Total capital loss carryforward	$161,978,125

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code

  As of May 31, 2010, the Fund had temporary book/tax differences primarily attributable to capital loss carryforward.
  Permanent differences, primarily due to foreign currency gains and expired capital loss carryforward, resulted in the following reclassifications among the Fund’s components of net assets at May 31, 2010:

Accumulated	Accumulated
Undistributed Net	Net Realized	Shares of
Investment Income	Gain (Loss)	Beneficial Interest

$23,537	$141,726,292	$(141,749,829)

17        Invesco Global Advantage Fund

NOTE 9—Financial Highlights

			Net gains								Ratio of net
	Net asset	Net	(losses) on		Dividends				Ratio of		investment		Rebate
	value,	investment	securities (both	Total from	from net	Net asset		Net assets,	expenses		income (loss)		from
	beginning	income	realized and	investment	investment	value, end	Total	end of period	to average		to average		Morgan Stanley		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	net assets		net assets		affiliate		turnover(c)

Class A
Year ended 05/31/10	$8.01	$0.01	$1.41	$1.42	$(0.02)	$9.41	17.73%	$104,745	1.38	%(d)(e)	0.10	%(d)(e)	0.00	%(f)	18%
Year ended 05/31/09	11.59	0.03	(3.53)	(3.50)	(0.08)	8.01	(30.09)	104,570	1.41	(e)	0.30	(e)	0.00	(f)	34
Year ended 05/31/08	12.17	0.06	(0.63)	(0.57)	(0.01)	11.59	(4.71)	180,366	1.23	(e)	0.53	(e)	0.00	(f)	28
Year ended 05/31/07	9.54	0.02	2.61	2.63	—	12.17	27.57	208,521	1.29		0.19		—		15
Year ended 05/31/06	8.34	0.05	1.15	1.20	—	9.54	14.39	179,327	1.29		0.53		—		137

Class B
Year ended 05/31/10	7.44	(0.05)	1.31	1.26	—	8.70	16.94	4,472	2.13	(d)(e)	(0.65	)(d)(e)	0.00	(f)	18
Year ended 05/31/09	10.72	(0.04)	(3.24)	(3.28)	—	7.44	(30.60)	6,237	2.16	(e)	(0.45	)(e)	0.00	(f)	34
Year ended 05/31/08	11.33	(0.03)	(0.58)	(0.61)	—	10.72	(5.38)	18,290	1.98	(e)	(0.22	)(e)	0.00	(f)	28
Year ended 05/31/07	8.95	(0.06)	2.44	2.38	—	11.33	26.59	35,825	2.06		(0.58)		—		15
Year ended 05/31/06	7.88	(0.02)	1.09	1.07	—	8.95	13.58	69,619	2.04		(0.22)		—		137

Class C
Year ended 05/31/10	7.46	(0.06)	1.32	1.26	—	8.72	16.89	12,427	2.13	(d)(e)	(0.65	)(d)(e)	0.00	(f)	18
Year ended 05/31/09	10.75	(0.03)	(3.26)	(3.29)	—	7.46	(30.60)	12,132	2.16	(e)	(0.45	)(e)	0.00	(f)	34
Year ended 05/31/08	11.36	(0.02)	(0.59)	(0.61)	—	10.75	(5.37)	20,935	1.98	(e)	(0.22	)(e)	0.00	(f)	28
Year ended 05/31/07	8.98	(0.06)	2.44	2.38	—	11.36	26.50	24,700	2.06		(0.58)		—		15
Year ended 05/31/06	7.91	(0.02)	1.09	1.07	—	8.98	13.53	23,740	2.04		(0.22)		—		137

Class I
Year ended 05/31/10	8.17	0.04	1.44	1.48	(0.05)	9.60	18.04	199	1.13	(d)(e)	0.35	(d)(e)	0.00	(f)	18
Year ended 05/31/09	11.84	0.04	(3.60)	(3.56)	(0.11)	8.17	(29.92)	154	1.16	(e)	0.55	(e)	0.00	(f)	34
Year ended 05/31/08	12.43	0.10	(0.66)	(0.56)	(0.03)	11.84	(4.41)	843	0.98	(e)	0.78	(e)	0.00	(f)	28
Year ended 05/31/07	9.72	0.03	2.68	2.71	—	12.43	27.88	1,059	1.06		0.42		—		15
Year ended 05/31/06	8.48	0.07	1.17	1.24	—	9.72	14.62	3,757	1.04		0.78		—		137

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $112,799, $5,845, $13,142 and $187 for Class A, Class B, Class C and Class I shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(f)	Amount is less than 0.005%.

Note 10—Change in Independent Registered Public Accounting Firm

  The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). PricewaterhouseCoopers LLP (“PWC”) was appointed as the independent registered public accounting firm of the Fund for the fiscal year ending May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

18        Invesco Global Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of
Invesco Global Advantage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Advantage Fund (formerly known as Morgan Stanley Global Advantage Fund; one of the funds constituting AIM Investments Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended May 31, 2009 and the financial highlights of the Fund for the periods ended May 31, 2009 and prior were audited by other independent auditors whose report dated July 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

July 16, 2010
Houston, Texas

19        Invesco Global Advantage Fund

Calculating your ongoing Fund expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2009 through May 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(12/01/09)	(5/31/10)[1]	Period[2]	(5/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$988.50	$6.69	$1,018.20	$6.79	1.35%

B	1,000.00	984.20	10.39	1,014.46	10.55	2.10

C	1,000.00	984.20	10.39	1,014.46	10.55	2.10

I	1,000.00	989.10	5.46	1,019.45	5.54	1.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period December 1, 2009 through May 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
[3]	If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.36%, 2.11%, 2.11% and 1.11% for Class A, Class B, Class C and Class I shares, respectively.

20        Invesco Global Advantage Fund

Approval of Investment Advisory and Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates
The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Global Advantage Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.
The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
     In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.
Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
     The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.
B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.
C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
     The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.
continued
21     Invesco Global Advantage Fund

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these Affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the Affiliated money market funds with respect to the Fund’s investment in the Affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the Affiliated money market funds is in the best interests of the Fund and its shareholders.
22     Invesco Global Advantage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Global Advantage Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Global Advantage Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	6,884,482	367,390	520,054	0

24        Invesco Global Advantage Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Vank Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; and Director and Chairman, Van Kampen Investor Services Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library
				Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)		company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	214	None

		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1987	Retired	214	None

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm)	214	Vice Chairman, Board of
		Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation		Governors, Western Golf Association/Evans
				Scholars
				Foundation and
				Director, Denver
				Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services.	232	Director of Quidel Corporation and Stericycle, Inc. Prior
		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.		to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems,
				Inc. Prior to April
				2007, Director of
				GATX Corporation.
				Prior to April 2004,
				Director of
				TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16
				portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	214	None

		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired	214	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	214	None

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
Houston, TX 77046-1173	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010 and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website at sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010 is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-GADV-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations.

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 5/31/2010	Services Rendered to	year end 5/31/2009
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	5/31/2010	Requirement(1)	5/31/2009	Requirement(1)
Audit Fees	$34,400	N/A	$40,875	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$8,965	0%	$5,165	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$43,365	0%	$46,040	0%
D&T and PWC billed the Registrant aggregate non-audit fees of $8,965 for the fiscal year ended May 31, 2010. D&T billed the Registrant aggregate non-audit fees of $5,165 for the fiscal year ended May 31, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end May 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end May 31, 2009 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	5/31/2010 That Were	Provided for fiscal year	5/31/2009 That Were	Provided for fiscal year
	Required	end 5/31/2010	Required	end 5/31/2009
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended May 31, 2010, and $0 for the fiscal year ended May 31, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: August 9, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: August 9, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: August 9, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.